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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               PARTSBASE.COM, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


            TEXAS                                         76-0604158
   -------------------------                      -------------------------
    (State of incorporation                        (I.R.S. Employer
     or organization)                               Identification Number)


     7171 N. FEDERAL HIGHWAY, SUITE 100, BOCA RATON, FL 33487
  ----------------------------------------------------------------------------
       (Address of principal executive offices)        (Zip Code)


       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


     Title of each class                Name of each exchange on which
     to be so registered                each class is to be registered

            None                                    None


         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [x]

         Securities Act registration statement file number to which this form relates: 333-94337

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                           Common Stock, no par value
                                (Title of Class)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.


         This Registration Statement relates to the Common Stock, no par value, of PartsBase.com, Inc. ("Registrant"). A description of such common stock is contained under the heading "Description of Capital Stock" in the Prospectus that constitutes a part of the Form S-1 Registration Statement filed with the Securities and Exchange Commission (Registration No. 333-94337), which Prospectus shall be deemed to be incorporated by reference into this Registration Statement.


ITEM 2.  EXHIBITS

     1.1 Specimen Common Stock Certificate of Registrant (Incorporated by reference herein from Exhibit 4.1 to Form S-1 Registration Statement No. 333-94337)

     2.1 Certificate of Incorporation of Registrant (Incorporated by reference herein from Exhibit 3.1 to Form S-1 Registration Statement No. 333-94337).

     2.2  Bylaws of Registrant (Incorporated by reference herein from Exhibit
          3.2 to Form S-1 Registration No. 333-94337).


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                                   SIGNATURES


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                                      PARTSBASE.COM, INC.




Date: February 28, 2000               By  /s/ Robert A. Hammond, Jr.
                                      ---------------------------------
                                      Robert A. Hammond, Jr., President


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